Exhibit 8.1

LIST OF SUBSIDIARIES AND CONSOLIDATED VARIABLE INTEREST ENTITY OF

CANGO INC.

Subsidiaries	Jurisdiction of Incorporation

Cango Group Limited Express Group Development Limited 捷联发展有限公司	Hong Kong Hong Kong
Can Gu Long (Shanghai) Information Technology Consultation Service Co., Ltd.* 灿谷隆(上海)信息科技咨询服务有限公司	PRC

Consolidated Variable Interest Entity (“VIE”)	Jurisdiction of Incorporation

Shanghai Cango Investment and Management Consulting Service Co., Ltd.* 上海灿谷投资管理咨询服务有限公司	PRC

Subsidiaries of the Consolidated VIE	Jurisdiction of Incorporation

Cango Financing Guarantee Co., Ltd.* 灿谷融资担保有限公司	PRC
Beijing Cango Automotive Consulting Service Co., Ltd.* 北京灿谷汽车咨询服务有限公司	PRC
Guangzhou Cango Automotive Information Consultation Service Co., Ltd.* 广州灿谷汽车信息咨询服务有限公司	PRC
Shanghai Wangjin Financial Information Service Co., Ltd.* 上海网金金融信息服务有限公司	PRC
Shanghai Cango Electronic Technology Co., Ltd.* 上海灿谷电子科技有限公司	PRC
Shanghai Cango Automobile Sales Service Co., Ltd.* 上海灿谷汽车销售服务有限公司	PRC
Shanghai Wangtian Investment Co., Ltd.* 上海网天投资有限公司	PRC
Shenyang Cango Automotive Information Consultation Co., Ltd.* 沈阳灿谷汽车信息咨询有限公司	PRC
Jiangsu Tongyuan Automotive Consulting Service Co., Ltd.* 江苏通元汽车咨询服务有限公司	PRC
Nanjing Canyuan Automotive Service Co., Ltd.* 南京灿元汽车服务有限公司	PRC
Hubei Huaitai Automotive Consulting Service Co., Ltd.*湖北省怀泰汽车咨询服务有限公司	PRC
Chengdu Cango Automotive Service Co., Ltd.* 成都灿谷汽车服务有限公司	PRC
Xi'an Cango Automotive Consulting Service Co., Ltd.* 西安灿谷汽车咨询服务有限公司	PRC
Shanxi Huirui Automotive Consulting Service Co., Ltd.* 山西汇瑞汽车咨询服务有限公司	PRC
Henan Cango Automotive Service Co., Ltd.* 河南灿谷汽车服务有限公司	PRC
Shandong Huaitong Automotive Consulting Service Co., Ltd.* 山东怀通汽车咨询服务有限公司	PRC
Hefei Cango Automotive Service Co., Ltd.* 合肥灿谷汽车服务有限公司	PRC
Fujian Changhui Automotive Service Co., Ltd.* 福建昌汇汽车服务有限公司	PRC
Changsha Cango Automotive Service Co., Ltd.* 长沙灿谷汽车服务有限公司	PRC
Guangxi Canyuan Automotive Consulting Service Co., Ltd.* 广西灿源汽车咨询服务有限公司	PRC
Guangxi Nanning Cango Automotive Consulting Service Co., Ltd.* 广西南宁灿谷汽车咨询服务有限公司	PRC
Jiangxi Cango Automotive Consulting Service Co., Ltd.* 江西灿谷汽车咨询服务有限公司	PRC
Guizhou Cango Automotive Service Co., Ltd.* 贵州灿谷汽车服务有限公司	PRC
Kunming Cango Automotive Information Consultation Service Co., Ltd.* 昆明灿谷汽车信息咨询服务有限公司	PRC
Cango Commercial Factoring (Shenzhen) Co., Ltd.*灿谷商业保理(深圳)有限公司	PRC
Shanghai Autohome Financing Lease Co., Ltd.*上海有车有家融资租赁有限公司	PRC
Jilin Cango Automotive Information Consulting Service Co., Ltd.* 吉林灿谷汽车信息咨询有限公司	PRC
Nei Mongol Cango Automotive Service Co., Ltd.* 内蒙古灿谷汽车服务有限公司	PRC
Gansu Cango Automotive Information Consulting Co., Ltd.* 甘肃灿谷汽车信息咨询有限公司	PRC
Nantong Cango Automotive Information Consulting Service Co., Ltd.*南通灿谷汽车信息咨询服务有限公司	PRC

Changzhou Autohome Automotive Leasing Service Co., Ltd.*常州有车有家汽车租赁服务有限公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Putian Branch*上海有车有家融资租赁有限公司莆田分公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Fuzhou Branch*上海有车有家融资租赁有限公司福州分公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Nanping Branch* 上海有车有家融资租赁有限公司南平分公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Longyian Branch*上海有车有家融资租赁有限公司龙岩分公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Sanming Branch*上海有车有家融资租赁有限公司三明分公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Ningde Branch*上海有车有家融资租赁有限公司宁德分公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Quanzhou Branch*上海有车有家融资租赁有限公司泉州分公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Dongguan Branch*上海有车有家融资租赁有限公司东莞分公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Foshan Branch*上海有车有家融资租赁有限公司佛山分公司	PRC
Shanghai Autohome Financing Lease Co., Ltd. Hangzhou Branch*上海有车有家融资租赁有限公司杭州分公司	PRC
Wuxi Autohome Automotive Leasing Service Co., Ltd.* 无锡有车有家汽车租赁服务有限公司	PRC
Guangzhou Autohome Automotive Leasing Service Co., Ltd.* 广州好车好家汽车租赁服务有限公司	PRC
Suzhou Autohome Automotive Leasing Service Co., Ltd.* 苏州有车有家汽车租赁服务有限公司	PRC
Guiyang Autohome Automotive Leasing Service Co., Ltd.* 贵阳有车有家汽车租赁服务有限公司	PRC
Changsha Autohome Automotive Leasing Service Co., Ltd.* 长沙有车有家汽车租赁服务有限公司	PRC
Chengdu Autohome Automotive Leasing Service Co., Ltd.* 成都有车有家汽车租赁服务有限公司	PRC
Huizhou Autohome Automotive Leasing Service Co., Ltd.* 惠州好车好家汽车租赁服务有限公司	PRC
Xi’an Autohome Automotive Leasing Service Co., Ltd.* 西安好车好家汽车租赁服务有限公司	PRC
Wenzhou Autohome Automotive Leasing Service Co., Ltd.* 温州有车有家汽车租赁服务有限公司	PRC
Zhongshan Autohome Automotive Leasing Service Co., Ltd.* 中山好车好家汽车租赁服务有限公司	PRC
HenanAutohome Automotive Leasing Service Co., Ltd.* 河南有车有家汽车租赁服务有限公司	PRC
Zhaoqing Autohome Automotive Leasing Service Co., Ltd.* 肇庆好车好家汽车租赁服务有限公司	PRC
Weifang Autohome Automotive Leasing Service Co., Ltd.* 潍坊有车有家汽车租赁服务有限公司	PRC
Tiangjin Autohome Automotive Leasing Service Co., Ltd.* 天津有车有家汽车租赁服务有限公司	PRC
Shenzhen Autohome Automotive Leasing Service Co., Ltd.* 深圳好车好家汽车租赁服务有限公司	PRC
Shaoxing Autohome Automotive Leasing Service Co., Ltd.* 绍兴有车有家汽车租赁服务有限公司	PRC
Qingdao Autohome Automotive Leasing Service Co., Ltd.* 青岛有车有家汽车租赁服务有限公司	PRC
Ningbo Autohome Automotive Leasing Service Co., Ltd.* 宁波有车有家汽车租赁服务有限公司	PRC
Jinhua Autohome Automotive Leasing Service Co., Ltd.* 金华有车有家汽车租赁服务有限公司	PRC
Jiaxing Autohome Automotive Leasing Service Co., Ltd.* 嘉兴有车有家汽车租赁服务有限公司	PRC
Nantong Autohome Automotive Leasing Service Co., Ltd.* 南通有车有家汽车租赁服务有限公司	PRC
Nanjing Autohome Automotive Leasing Service Co., Ltd.* 南京好车好家汽车租赁服务有限公司	PRC
Kunming Autohome Automotive Leasing Service Co., Ltd.* 昆明有车有家汽车租赁服务有限公司	PRC
Jinan Autohome Automotive Leasing Service Co., Ltd.* 济南有车有家汽车租赁服务有限公司	PRC
Hefei Autohome Automotive Leasing Service Co., Ltd.* 合肥有车有家汽车租赁服务有限公司	PRC
Wuhan Cango Automotive Leasing Service Co., Ltd.* 武汉灿谷汽车租赁服务有限公司	PRC
Chongqing Canyuan Automotive Leasing Service Co., Ltd.* 重庆灿元汽车租赁服务有限公司	PRC
Qinghai Cango Automobile Sales Service Co., Ltd.* 青海灿谷汽车销售服务有限公司	PRC
Dalian Autohome Automotive Leasing Service Co., Ltd.* 大连有车有家汽车租赁服务有限公司	PRC
Fushun Insurance Broker Co., Ltd. Hunan Branch* 福顺保险经纪有限公司湖南分公司	PRC
Fushun Insurance Broker Co., Ltd. Gansu Branch* 福顺保险经纪有限公司甘肃分公司	PRC
Fushun Insurance Broker Co., Ltd. Guangdong Branch* 福顺保险经纪有限公司广东分公司	PRC
Fushun Insurance Broker Co., Ltd. Jiangsu Branch* 福顺保险经纪有限公司江苏分公司	PRC
Shanghai Quanpin Automobile Sales Co., Ltd. * 上海全品汽车销售服务有限公司	PRC
Fushun Insurance Brokerage Co., Ltd. * 福顺保险经纪有限公司	PRC

*	The English name of this subsidiary, consolidated VIE or subsidiary of consolidated VIE, as applicable, has been translated from its Chinese name.